UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 16, 2021
Date of Report (date of earliest event reported)

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard
Houston, Texas 77042
(Address of Principal Executive Offices and Zip Code)

(855) 283-9237
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	PSXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 16, 2021, Chukwuemeka A. Oyolu gave notice of his decision to resign from his position as Vice President and Controller (principal accounting officer) of Phillips 66 Partners GP LLC, the general partner of Phillips 66 Partners LP (the “General Partner”).

J. Scott Pruitt will become the Vice President and Controller (principal accounting officer) of the General Partner, succeeding Mr. Oyolu, effective August 4, 2021. Mr. Pruitt, 56, has also been appointed Vice President and Controller (principal accounting officer) of Phillips 66, effective as of the same date. Mr. Pruitt previously served as the General Auditor of Phillips 66 since 2020. Before that, he served as Phillips 66’s Assistant Controller, External Reporting and Policy, from 2012 to 2020. Before joining Phillips 66 in 2012, Mr. Pruitt served in several finance leadership roles at ConocoPhillips.

The selection of Mr. Pruitt to serve as the principal accounting officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Pruitt and any director or executive officer of the General Partner. Mr. Pruitt has not been a party to any transaction with the General Partner requiring disclosure under Item 404(a) of Regulation S-K. Officers or employees of the General Partner who also serve as officers of Phillips 66 do not receive any additional compensation for their service as an officer of the General Partner. As such, Mr. Pruitt will not receive any compensation for his service as principal accounting officer of the General Partner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS 66 PARTNERS LP

By: Phillips 66 Partners GP LLC, its general partner

By:	/s/ Paula A. Johnson
Paula A. Johnson Vice President

Date: July 21, 2021